UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

GULFSTREAM INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33884	20-3973956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312
Telephone No.: (954) 985-1500
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 8, 2010, Gulfstream International Group, Inc. (the “Company”) completed a $1,500,000 debt financing, effective as of August 31, 2010 (the “Financing”), pursuant to a securities purchase agreement dated August 27, 2010 (the “Purchase Agreement”) with SAH-VUL Strategic Partners I, LLC (the “Purchaser”).

 Under the terms of the Purchase Agreement, the Company issued to the Purchaser (i) a maximum $1,500,000 principal amount 8% Secured Convertible Promissory Note due August 31, 2011 (the “Note”), convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a conversion price of $0.70 per share, subject to certain adjustments as set forth therein; and (ii) warrants (the “Warrants”) to purchase 750,000 shares of Common Stock at an exercise price of $0.70 per share, subject to certain adjustments as set forth therein, for a period beginning on the date of issuance through August 31, 2015.

Cash advances pursuant to the Note will be made by the Purchaser to the Company in accordance with the following schedule: (a) $500,000 was advanced on September 8, 2010 (the “Initial Closing Date”); (b) $500,000 will be advanced on September 10, 2010, and (c) $500,000 will be advanced on September 24, 2010.  In addition, the Purchaser or its designee(s) were granted an option (the “Option”), exercisable during the 90 day period beginning on the Initial Closing Date through December 8, 2010 (the “Option Period”), to lend an additional $1,000,000 to the Company in exchange for an additional $1,000,000 Secured Convertible Promissory Note (the “Additional Note”), and an additional Warrant to purchase up to 500,000 shares of Common Stock at an exercise price of $0.70 per share (the “Additional Warrants”).

The Company has the right to prepay the entire principal amount of the Note and all interest accrued thereon in full at any time prior to the exercise of the Option and the funding to the Company by the Purchaser or its designees of all $1,000,000 under the Additional Note (the “Note Prepayment”). In the event that the Company shall consummate such Note Prepayment, the Option shall immediately terminate, no longer be exercisable and be of no further force or effect.

Payment of the principal amount of the Note and all interest accrued thereon is secured by a priority first lien and security interest on certain of the assets of the Company and its subsidiaries pursuant to a security agreement (the “Security Agreement”) dated as of August 31, 2010, among the Company, each of its subsidiaries and the Purchaser.  The Note is guaranteed by each of the Company’s subsidiaries pursuant to a Continuing and Unconditional Guaranty dated as of August 31, 2010 from each subsidiary in favor of the Purchaser (each, a “Guaranty”). The Financing is also subject to the terms of a waiver, consent and intercreditor agreement (the “Intercreditor Agreement”) dated as of August 31, 2010, among the Company, the Purchaser, Taglich Brothers Inc., as collateral agent for the investors of the Company’s February 2010 secured debt financing, and Shelter Island Opportunity Fund, LLC, another of the Company’s senior secured lenders.

The Company agreed to register the shares of Common Stock issuable upon exercise of the Note and Warrants for resale by the Purchaser by filing a registration statement with the Securities and Exchange Commission within 90 days of the Initial Closing Date (the “Filing Date”).  In addition, the Company agreed to use its best efforts to cause the SEC to declare the Registration Statement effective by the earlier of (i) 60 days following the Filing Date; and (ii) 90 days following the Filing Date, if the SEC conducts a full review of the Registration Statement.

As provided in the Purchase Agreement, on the Initial Closing Date, the board of directors of the Company was changed and now consists of the following five individuals: (i) Thomas McFall, David Hackett and Gary Fishman, who are existing directors (the “Company Designees”), and (ii) Scott R. Silverman (Vice-Chairman) and William J. Caragol, who are each designees of the Purchaser.  In such connection, Messrs. Rick Schreiber and Gary Arnold tendered their resignation as members of the Company board of directors.  In addition, Scott R. Silverman will be appointed as chair of the Compensation Committee of the Company and William J. Caragol will be appointed as chair of the Audit Committee of the Company. In the event that the Purchaser shall, following the Initial Closing Date, fail to promptly make either of the two $500,000 installment payments to the Company, when due, under the Note, the Purchaser Designees shall immediately resign or be removed as directors of the Company.  If the Purchaser or its designees exercise the Option within the Option Period and funds the additional $1,000,000 contemplated thereby, the board of directors of the Company shall continue to consist of five individuals, however Messrs. Silverman, Caragol and an additional person designated by the Purchaser shall constitute a majority of the entire board.  The remaining board members shall be Thomas McFall, Company Chairman, and David Hackett, Company President.

In consideration for its subordinating its lien to a priority lien granted to the Purchaser on certain of the Company’s assets, the Company agreed to pay Shelter Island Opportunity Fund, LLC, one of its existing secured lenders, a fee in the amount of $250,000, of which $125,000 is payable in cash, at the rate of $41,667 in three installments payable immediately following each $500,000 advance by the Purchaser, and a $125,000 increase in the principal amount of the debenture evidencing the Shelter Island debt.

The foregoing is a summary of certain material terms and conditions of the Purchase Agreement, the Note, the Warrants, the Additional Note, the Additional Warrants, the Security Agreement, the Intercreditor Agreement, the Guaranty and the Security Agreement and Collateral Assignment of Contract, and not a complete discussion of such agreements.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of those agreements attached to this Current Report on Form 8-K in Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.  The Company’s issuance of the Note and the Warrants were made in reliance upon the exemption from registration for non-public Financings under §4(2) of the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

In addition, Mr. Thomas P. Cooper has resigned as the Company’s Senior Vice President of Legal Affairs.  There was no disagreement or dispute between Mr. Cooper and the Company which led to his resignation as Senior Vice President of Legal Affairs.  Also, Mr. Barry S. Lutin, a member of the Company’s board of directors and each of the four committees of the board of directors, passed away.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

 (c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement dated as of August 27, 2010.

10.2	8% Secured Convertible Promissory Note issued on August 31, 2010.

10.3	Common Stock Purchase Warrant issued on August 31, 2010.

10.4	Form of Additional 8% Secured Convertible Promissory Note.

10.5	Form of Additional Common Stock Purchase Warrant.

10.6	Security Agreement dated as of August 31, 2010.

10.7	Waiver, Consent and Intercreditor Agreement dated as of August 31, 2010.

10.8	Form of Continuing and Unconditional Guaranty dated as of August 31, 2010.

10.9	Security Agreement and Collateral Assignment of Contract dated as of August 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFSTREAM INTERNATIONAL GROUP, INC.

Date: September 8, 2010	By:	/s/ David F. Hackett
David F. Hackett
Chief Executive Officer

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